COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2015
COMMITMENTS AND CONTINGENT LIABILITIES [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 12 -         COMMITMENTS AND CONTINGENT LIABILITIES

a.	Commissions arrangements:

The Group is committed to pay marketing commissions to sale agents at an average rate of  6% of total sales contracts. Commission expenses were $678, $701 and $781 for the years ended December 31, 2015, 2014 and 2013, respectively. The commissions were recorded as part of the selling and marketing expenses.

b.	Royalty commitments:

(1)

TAT is committed to pay royalties to third parties through 2015, ranging from 12% to 17% of sales of products developed by the third parties. Royalty expenses were $273, $270 and $177 for the years ended December 31, 2015, 2014 and 2013, respectively. The royalties were recorded as part of the cost of revenues.

(2)

Limco-Piedmont is committed to pay royalties to a third party, ranging between 3% to 5% of sales of products purchased from the third party, after deducting related costs incurred by Limco-Piedmont. That third party is the exclusive manufacturer of the products for which Limco-Piedmont provides MRO services. In addition, Limco-Piedmont is committed to pay said third party royalties, ranging 1.5% to 10% of sales of additional products exclusively manufactured by the third party. In addition, Limco-Piedmont is committed to pay said third party royalties, ranging from 10% to 20%, on parts reclaimed to use in MRO services or sold to our customers when they are manufactured by the third party. Royalty expenses were $1,248, $680 and $400 for the years ended December 31, 2015, 2014 and 2013, respectively. The royalties were recorded as part of the cost of revenues.

c.	Lease commitments:

Limco-Piedmont leases some of its operating and office facilities for various terms under long-term, non-cancelable operating lease agreements. The leases expire at various dates through 2025. Certain leases contain renewal options as defined in the agreements. Lease expense (excluding related parties) totaled $419, $271 and $215 for the years ended December 31, 2015, 2014, and 2013 respectively.

TAT leases its factory from TAT Industries until 2020. Lease expense totaled $667, $427 and $424 for the years ended December 31, 2015, 2014, and 2013 respectively.

As of December 31, 2015, future minimum rental payments under non-cancelable operating leases are as follows:

Year	Amount
2016	$1,170
2017	1,085
2018	1,022
2019	1,036
2020	1,069
Total	$5,382

d.	Legal claims contingencies:

(1)

On November 29, 2011, a factoring company ("the plaintiff"), filed a claim with the magistrates court in Tel-Aviv against the Company and eleven others ("the respondents"), jointly and severally, for the amount of 6,151 NIS thousand (approximately $1,620). The plaintiff's case against the Company is based on invoices that were presented to the plaintiff by supplier of the Company (“the supplier”), by virtue of assignment of rights, which were originally issued to the Company by the supplier for certain alleged services. On February 5, 2012, the Company filed for its statement of defense, in which it denied the plaintiff's claims and clarified that it acted according to the deed of assignment of rights, and that the invoices neither represent nor reflect real transactions and/or real services which were rendered. The plaintiff and the Company have reached a settlement agreement pursuant to which the court proceedings against the Company would be terminated. The court confirmed such settlement agreement on March 9, 2015.

e.	Guarantees:

(1)

In order to secure TAT's liability to the Israeli customs, the Company provided a bank guarantee in the amount of $214. The guarantee is linked to the consumer price index and is valid until December 2016.

(2)

In order to secure the TAT's liability to the lessor of its premises, the Company provided a bank guarantee in the amount of $658. The guarantee is linked to the consumer price index in Israel and is valid until July 2016.

(3)

In order to secure Turbochrome liability to the Israeli customs, the Company provided a bank guarantee in the amount of $256. The guarantee is linked to the consumer price index in Israel and is valid until December 2016.

f.	Vehicle Lease

The Company entered into several three-year leases for vehicles.  The current monthly lease fees aggregate approximately $35.  The expected lease payments for the years ending December 31, 2016, 2017 and 2018 are approximately $323, $206 and $55, respectively.

g.	Contingent consideration

On October 19, 2015, the company acquired 100% of Turbochrome Ltd. shares  for approximately US$ 3.5 million (subject to certain price adjustments). The acquisition was funded through cash on hand and an earn-out payment (up to $2 million). The earn-out Payment is  based on the actual revenues of Turbochrome during the calendar years 2015 and 2016. The contingent consideration liability was computed on expected revenue to be generated by the acquired company using a binomial tree model income approach. The Company will reassess the fair value of the contingent consideration on a quarterly basis and record any applicable adjustments to earnings in the period they are determined. The adjustments will be classified as other income. As of December 31, 2015, the fair value of the contingent considerations was  $640 ($500 in accrued expenses and $140 in other long-term liabilities). According to the results of Turbochrome for the year 2015, Turbochrome met the revenue target for 2015 and, subject to the terms of the share purchase agreement, TAT will be obligated to pay to Chromalloy American LLC (the previous shareholder of Turbochrome), $500 as an earn out payment with respect to fiscal year 2015 revenues.